UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2016

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2016, each of the directors, Chief Executive Officer and Chief Financial Officer of Helios and Matheson Analytics Inc. (the “Company”) entered into the same form of Indemnification Agreement with the Company (each such person is referred to in this Item 1.01 as an “Indemnitee”). Pursuant to the terms of the Indemnification Agreement, the Company must indemnify each Indemnitee if the Indemnitee is a party to or threatened to be made a party to any proceeding by reason of the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another entity, against all expenses, judgments, fines and penalties actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such proceeding. The indemnification must be provided only if the Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company, or, in the case of a criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. If the proceeding is brought by or in the right of the Company, the Company need not provide indemnification for expenses if the Indemnitee is judged to be liable to the Company, unless the court in which the proceeding is brought determines that, despite the adjudication of liability, but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for expenses as the court deems proper. No indemnification may be provided in connection with any proceeding charging improper personal benefit to the Indemnitee, whether or not involving action in his or her official capacity, in which he or she is judged liable on the basis that personal benefit was improperly received by him or her. The Company must advance all reasonable expenses to the Indemnitee in connection with a proceeding within 5 days after receipt of a notice from the Indemnitee requesting the advance. The notice must include reasonable evidence of the expenses and must be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any expenses advanced if it is determined that the Indemnitee is not entitled to be indemnified against the expenses. Notwithstanding the Indemnification Agreement, the Company must indemnify the Indemnitee to the full extent permitted by law, whether or not such indemnification is specifically authorized by the other provisions of the Indemnification Agreement, the Company’s Certificate of Incorporation, the Bylaws, or by statute.

The term of the Indemnification Agreement will continue until the later of: (a) 10 years after the date that the Indemnitee ceases to serve as a director or officer, or (b) the final termination of all pending proceedings in respect of which the Indemnitee is granted rights of indemnification or advancement of expenses under the Indemnification Agreement.

The Indemnitee is not entitled to indemnification or advancement of expenses under the Indemnification Agreement with respect to any proceeding brought or made by him or her against the Company.

The foregoing is only summary of the form of Indemnification Agreement attached to this Current Report as Exhibit 10.1 and is qualified in its entirety by the full text of the Indemnification Agreement, which is incorporated in this Item 1.01 by reference.

Item 8.01.     Other Events.

Plan to Regain Compliance with NASDAQ Stockholders’ Equity Requirement

On November 20, 2015, the Company received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, as of September 30, 2015, the Company’s reported stockholders’ equity of $1,822,125 did not meet the $2,500,000 minimum stockholders’ equity required by NASDAQ to maintain continued listing, as set forth in NASDAQ Listing Rule 5550(b)(1), and that as of November 20, 2015 the Company did not meet the alternatives of market value of listed securities or net income from continuing operations.

Under NASDAQ rules, the Company had 45 calendar days to submit a plan to regain compliance. On January 4, 2016, the Company submitted a plan to regain compliance by May 18, 2016 (the “Plan”).  On January 13, 2016, the Company received a letter from NASDAQ accepting the Plan, provided that a certain interim condition was satisfied.  On March 7, 2016, the Company satisfied the interim condition of the Plan.  Accordingly, the Company may have until May 18, 2016 to regain compliance with the minimum stockholders’ equity requirement.  However, during that time, the Company may be subject to delisting proceedings for any other qualifications failures.

Item 9.01     Financial Statements and Exhibits

Exhibit 10.1     Form of Indemnification Agreement

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements, including statements regarding the Company’s ability to achieve the Plan by the required deadline and the anticipated effect of achieving the Plan on the Company’s stockholders’ equity.

Such forward-looking statements are based on a number of assumptions. Although management of the Company believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the Company’s current expectations and the Company does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2016

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Sanjay Chaturvedi
Sanjay Chaturvedi, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement